UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 15, 2024

Date of Report
(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40675 Encyclopedia Circle

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2024, Socket Mobile, Inc. (the “Company”) held its virtual 2024 Annual Meeting of Stockholders for the following purposes:

Item 1 To elect five directors to serve until their respective successors are elected.

Item 2 Advisory vote on executive compensation policies and practices as described in the annual meeting proxy.

Item 3 To approve an amendment to the 2004 Equity Incentive Plan to provide for a one-time stock option exchange program.

Item 4 To ratify the appointment of Sadler, Gibb & Associates LLC as independent registered public accountants of the Company for the fiscal year ending December 31, 2024.

Only stockholders of record at the close of business on March 22, 2024 were entitled to notice of and to vote at the meeting. At the Record Date, 7,547,327 shares of Common Stock were issued and outstanding, in addition to 1,126,207 shares of restricted stocks that had been granted but had not yet vested. Each share of Common Stock and restricted stock was entitled to one vote. The Company had no other class of voting securities issued or outstanding, thus no other class had the right to vote at the meeting. A total of 5,429,725 shares or 62.6% of total shares were voted establishing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Item 1 Election of Directors

Name	Votes For	Votes Withheld	Outcome
1. Charlie Bass	3,586,828	176,409	Elected
2. Kevin J. Mills	3,515,508	247,729	Elected
3. Bill Parnell	3,650,022	113,215	Elected
4. Ivan Lazarev	3,649,941	113,296	Elected
5. Lynn Zhao	3,538,113	224,914	Elected

Item 2. Advisory vote on executive compensation policies as described in the annual meeting proxy

Votes For	Votes Against	Votes Abstained	Outcome
3,548,408	76,211	138,618	Approved with an affirmative vote of 94.3% of votes cast

Item 3. Amendment to the 2004 Equity Incentive Plan to provide for a one-time stock option exchange program

Votes For	Votes Against	Votes Abstained	Outcome
3,105,671	567,179	90,387	Approved with an affirmative vote of 82.5% of votes cast

Item 4. Ratification of Sadler, Gibb & Associates LLC as Independent Public Accountants for Fiscal Year 2023

Votes For	Votes Against	Votes Abstained	Outcome
4,775,580	453,668	200,477	Approved with an affirmative vote of 88.0% of votes cast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

By:	/s/ Lynn Zhao
Name: Lynn Zhao Chief Financial Officer

Date: May 15, 2024